Plant, Property and Equipment	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
Plant, Property and Equipment

Note 6 – Plant, Property and Equipment

Property, plant and equipment are stated at cost. Depreciation of property, plant and equipment begins in the month when the asset is placed into service and is provided using the straight-line method for financial reporting purposes at rates based on the estimated useful lives of the assets. Estimated useful lives range from three to twenty years. Property, plant and equipment consist of the following:

	Year Ended December 31,
	2023	2022
Equipment	$171,859	$162,534
Computer equipment	7,368	16,418
Furniture and fixtures	34,132	33,329
Leasehold improvements	17,664	–
Vehicles	324,841	265,774
Total	555,864	478,055
Less: Accumulated depreciation	(189,996)	(83,806)
Plant, property and equipment, net	$365,868	$394,249

Depreciation expense for the years ended December 31, 2023 and 2022 amounted to $110,701 and $20,641, respectively.